EXHIBIT 24-A

                         PSI ENERGY, INC.

                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of August, 1996.


                                     /s/ Jackson H. Randolph
                                -------------------------------
                                      Jackson H. Randolph

                                                  EXHIBIT 24-A
                         PSI ENERGY, INC.

                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of August, 1996.



                                       /s/ James E. Rogers
                                -------------------------------
                                        James E. Rogers

                                                  EXHIBIT 24-A
                         PSI ENERGY, INC.

                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of August, 1996.



                                   /s/ James K. Baker
                             --------------------------------
                                     James K. Baker

                                                  EXHIBIT 24-A
                         PSI ENERGY, INC.

                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23rd day of August, 1996.



                                     /s/ Michael G. Browning
                               ----------------------------------
                                      Michael G. Browning

                                                  EXHIBIT 24-A
                         PSI ENERGY, INC.

                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 23rd day of August, 1996.



                                   /s/ John A. Hillenbrand II
                               --------------------------------
                                    John A. Hillenbrand II

                                                  EXHIBIT 24-A
                         PSI ENERGY, INC.

                        POWER OF ATTORNEY




        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of August, 1996.



                                     /s/ Van P. Smith
                            ----------------------------------
                                       Van P. Smith

                                                  EXHIBIT 24-A
                         PSI ENERGY, INC.

                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of August, 1996.



                                    /s/  John M. Mutz
                            ----------------------------------
                                     John M. Mutz

                                                  EXHIBIT 24-A
                         PSI ENERGY, INC.

                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of August, 1996.



                                   /s/ J. Wayne Leonard
                           ------------------------------------
J. Wayne Leonard

                                                  EXHIBIT 24-A
                         PSI ENERGY, INC.

                        POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints J. Wayne Leonard, William L. Sheafer, Bernard F. Roberts, Cheryl M. Foley and Jerome A. Vennemann, and each of them, with full power to act without the others, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name to sign Registration Statements on Form S-3 or such appropriate form as may be required, and any amendments thereto, covering the issuance and sale of debt securities (consisting of first mortgage bonds, debentures, or secured or unsecured promissory notes), in one or more series, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do each act necessary to be done, as fully to all purposes as he might do in person, hereby ratifying all that such attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 22nd day of August, 1996.



                                    /s/ Charles J. Winger
                               --------------------------------
                                    Charles J. Winger